DEBT	12 Months Ended
Dec. 31, 2012
DEBT
DEBT

NOTE 9—DEBT

        At December 31, 2012 and 2011, the Company had no outstanding bank loans and the Company had not guaranteed any debt not included in the consolidated balance sheet.

        In August 2011, the Company entered into one accounts-receivable line of $4.6 million which can be used for recourse factoring on an account receivable from one specified customer. The factoring line expired twelve months from the issuance date in August 2012. On December 31, 2011, the Company was in compliance with the debt covenant under the factoring line and there was no amount drawn-down under such factoring line. In the second quarter of 2010, the Company entered into two credit facilities totaling $29.4 million. Both credit facilities expired in the second quarter of 2011.